Exhibit 10.3

February 17, 1995
6-1162-RCN-837




United Air Lines, Inc.
Executive Offices
P. O. Box 66100
Chicago, IL 60666-0100

Attention:    J. L. Pollock
              Sr. Staff Representative
              Aircraft Purchasing


Subject:     Master Change 4630MP7002 and Master Change
             4630MK7006


Gentlemen:

By way of confirmation, the agreement we reached with Jerry Pollock is as follows:


       United will purchase the subject changes as follows: Master Change 4630MP7002 for
       [*CONFIDENTIAL MATERIAL OMITTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE
       COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
       TREATMENT] and Master Change 4630MK7006
       [*CONFIDENTIAL MATERIAL OMITTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE
       COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
       TREATMENT].


    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].






    [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION
       PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

I believe these points are consistent with our telephone discussion with Jerry. If you agree, please indicate by signing below.

Very truly yours,

BOEING COMMERCIAL AIRPLANE GROUP


By /s/ R.C. Nelson

Its Attorney-In-Fact

Concurrence:

UNITED AIR LINES, INC.


By: /s/ Douglas A. Hacker
Its: Senior Vice President and Chief Financial Officer